                                                                    EXHIBIT 32.1

                                 Netegrity, Inc.

                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of Netegrity, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Barry N. Bycoff, President and Chief Executive Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2004                      /s/ Barry N. Bycoff
                                           _____________________________________
                                           Barry N. Bycoff
                                           President, Chief Executive Officer
                                           and Chairman of the Board (Principal
                                           Executive Officer)